[KRAMER LEVIN LETTERHEAD]



                                                                March 1, 1999

Fundamental Fixed Income Fund
67 Wall Street
New York, New York   10005

         Re:  Registration No. 33-12738


Gentlemen:

         We hereby consent to the reference to our firm as counsel in Post-Effective Amendment No. 20 to Registration Statement No. 33-12738.

                                         Very truly yours,


                                         /s/ Kramer Levin Naftalis & Frankel LLP